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                                                                    Exhibit 23.2


                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 18, 2000, with respect to the financial statements of Fiduciary Trust Company International included in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-52722) and related Prospectus of Franklin Resources, Inc. for the registration of shares of its common stock.





                                                        ERNST & YOUNG LLP

New York, New York
January 26, 2001